                                                                   EXHIBIT 23(i)




                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS





We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 17, 1999, in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-75749) and related Prospectus of Viragen, Inc. for the registration of 11,000,000 Shares of its common stock.



                                         /s/ Ernst & Young LLP

Miami, Florida

January 31, 2000